UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2006

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                         CASTLE & MORGAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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         Delaware                      333-112754               32-0104570
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


         180 Varick Street, 13th Floor
               New York, New York                              10014
     (Address of principal executive offices)               (Zip Code)


                                 (310) 396-1691
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03. Material Modification to Rights of Security Holders.

On June 27, 2005, the Board of Directors of the Company unanimously adopted a resolution seeking stockholder approval to effect a reverse stock split of the Company's common stock. Thereafter, on June 27, 2005, pursuant to the By-Laws of the Company and Delaware General Corporation Law ss.228, certain principal stockholders of the Company holding 3,376,473 shares of Common Stock, representing approximately 88.6% of the total issued and outstanding Common Stock, adopted a resolution to authorize the Board of Directors, in its sole discretion, to effect a reverse split of the Company's common stock based upon a ratio of not less than one-for-one and one-half nor more than one-for-three shares at any time prior to June 27, 2006. Thereafter On June 30, 2005, the Company filed a Preliminary Schedule 14C Information Statement with the U.S. Securities and Exchange Commission and on July 25, 2005 the Company filed a Definitive Schedule 14C Information Statement with the U.S. Securities and Exchange Commission, which was mailed to all shareholders of record of the Company on June 3, 2005, on July 25, 2005. The resolutions became effective on August 15, 2005, twenty days after such mailing.

On March 31, 2006, the Company's board of directors approved a one-for-three share reverse stock split which became effective on April 13, 2006. As a result of such split, on the effective date the Company's 3,809,679 outstanding shares of common stock was reduced to 1,269,893 outstanding shares of common stock. The reverse split will affect all of the Company's shareholders uniformly and will not affect any shareholder's percentage ownership or proportionate voting power. The reverse split did not change the number of the Company's authorized common shares or the par value of said shares. The Amendment of the Articles of Incorporation was filed with the Delaware Secretary of State on April 19, 2006.

A new trading symbol was issued by the NASDAQ as of April 13, 2006 -- "CMHN.OB."
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CASTLE & MORGAN HOLDINGS, INC.


                                                  /s/ Geoffrey Alison
                                                  ------------------------------
                                                  Name:  Geoffrey Alison
                                                  Title: President

Dated: April 18, 2006